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                            UTILICORP UNITED INC.

                          CAPITAL ACCUMULATION PLAN

                       EFFECTIVE AS OF JANUARY 1, 1998






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UTILICORP UNITED INC.
Capital Accumulation Plan
MASTER PLAN DOCUMENT
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                            UTILICORP UNITED INC.
                          CAPITAL ACCUMULATION PLAN
                       EFFECTIVE AS OF JANUARY 1, 1998

                                   PURPOSE

     The purpose of this Plan is to provide specified benefits to (i) a select group of management and highly compensated Employees who contribute materially to the continued growth, development and future business success of UtiliCorp United Inc., a Delaware corporation, and its subsidiaries, if any, that sponsor this Plan, and (ii) Directors of UtiliCorp United Inc. This Plan shall be unfunded for tax purposes and for purposes of Title I of ERISA.


                                  ARTICLE 1
                                 DEFINITIONS

     For purposes of this Plan, unless otherwise clearly apparent from the context, the following phrases or terms shall have the following indicated meanings:

1.1 "Account Balance" shall mean, with respect to a Participant, a credit on the records of the Employer equal to the Deferral Account balance. The Account Balance, and each other specified account balance, shall be a bookkeeping entry only and shall be utilized solely as a device for the measurement and determination of the amounts to be paid to a Participant, or his or her designated Beneficiary, pursuant to this Plan.

1.2 "Annual Bonus" shall mean, with respect to each Participant who is an Employee, any cash compensation payable to such Participant during a Plan Year in excess of Base Annual Salary under any Employer's bonus, long-term or annual cash incentive plans, excluding stock options.

1.3 "Annual Deferral Amount" shall mean that portion of a Participant's Base Annual Salary and Annual Bonus, if any, that a Participant elects to have, and is deferred, in accordance with Article 3, for any one Plan Year. In the event of a Participant's Retirement, Disability (if deferrals cease in accordance with Section 8.1), death or a Termination of Employment prior to the end of a Plan Year, such year's Annual Deferral Amount shall be the actual amount withheld prior to such event.

1.4 "Base Annual Pay" shall mean the (i) with respect to any Participant who is a Director, any annual retainer, meeting fees, and committee fees payable in cash to the Director for serving on the Board or any committee thereof, but does not include reimbursable expenses or any bonuses or incentive awards, and (ii) with respect to any Participant who is an Employee, annual cash compensation relating to services performed during any calendar year, whether or not paid in such calendar year or included on the Federal Income Tax Form W-2 for such calendar year, excluding bonuses, commissions, overtime, fringe benefits, stock options, relocation expenses, incentive payments, non-monetary awards, directors fees and other fees, automobile and other allowances paid to a Participant for employment services rendered (whether or not such allowances are included in the Employee's gross income). Base Annual Pay shall be calculated before reduction for compensation voluntarily deferred or contributed


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     by the Participant pursuant to all qualified or non-qualified plans of any Employer and shall be calculated to include amounts not otherwise included in the Participant's gross income under Code Sections 125, 402(e)(3), 402(h), or 403(b) pursuant to plans established by any Employer; provided, however, that all such amounts will be included in compensation only to the extent that, had there been no such plan, the amount would have been payable in cash to the Participant.

1.5 "Beneficiary" shall mean one or more persons, trusts, estates or other entities, designated in accordance with Article 9, that are entitled to receive benefits under this Plan upon the death of a Participant.

1.6 "Beneficiary Designation Form" shall mean the form established from time to time by the Committee that a Participant completes, signs and returns to the Committee to designate one or more Beneficiaries.

1.7  "Board" shall mean the board of directors of the Company.

1.8 "Bonus Rate" shall mean, for that portion of a Participant's Account Balance allocated to the Moody's Bond Index Measurement Fund, for each Plan Year, a crediting or debiting rate, stated as an annual rate, equal to 30% of the performance of the Moody's Bond Index Measurement Fund itself, in accordance with Section 3.6.

1.9 "Change in Control" shall mean the first to occur of any of the following events:

     (a) Any "person" (as that term is used in Section 13 and 14(d)(2) of the Securities Exchange Act of 1934 ("Exchange Act")) becomes the beneficial owner (as that term is used in Section 13(d) of the Exchange Act), directly or indirectly, of 20% or more of the Company's capital stock entitled to vote in the election of directors;

     (b) During any period of not more than two consecutive years, not including any period prior to the adoption of this Plan, individuals who at the beginning of such period constitute the board of directors of the Company cease for any reason to constitute at least a majority thereof;

     (c) The shareholders of the Company approve any consolidation or merger of the Company, other than a consolidation or merger of the Company in which the holders of the common stock of the Company immediately prior to the consolidation or merger hold the same proportion of the common stock of the surviving corporation immediately after the consolidation or merger;

     (d) The shareholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; or

     (e) The shareholders of the Company approve the sale or transfer of all or substantially all of the assets of the Company (in one transaction or a series of related transactions) to parties that are not within a "controlled group of corporations" (as defined in Code Section 1563) in which the Company is a member.


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1.10 "Claimant" shall have the meaning set forth in Section 14.1.

1.11 "Code" shall mean the Internal Revenue Code of 1986, as it may be amended from time to time.

1.12 "Committee" shall mean the committee described in Article 12.

1.13 "Company" shall mean UtiliCorp United Inc., a Delaware corporation, and any successor to all or substantially all of the Company's assets or business.

1.14 "Crediting Rate" shall mean, for amounts deemed invested in each Measurement Fund for each Plan Year, a crediting or debiting rate, equal to the performance of such Measurement Fund, in accordance with Section 3.6.

1.15 "Deduction Limitation" shall mean the following described limitation on a benefit that may otherwise be distributable pursuant to the provisions of this Plan. Except as otherwise provided, this limitation shall be applied to all distributions that are "subject to the Deduction Limitation" under this Plan. If an Employer determines in good faith prior to a Change in Control that there is a reasonable likelihood that any compensation paid to a Participant for a taxable year of the Employer would not be deductible by the Employer solely by reason of the limitation under Code Section 162(m), then to the extent deemed necessary by the Employer to ensure that the entire amount of any distribution to the Participant pursuant to this Plan prior to the Change in Control is deductible, the Employer may defer all or any portion of a distribution under this Plan. Any amounts deferred pursuant to this limitation shall continue to be credited/debited with additional amounts in accordance with Section 3.6 below, even if such amount is being paid out in installments. The amounts so deferred and amounts credited thereon shall be distributed to the Participant or his or her Beneficiary (in the event of the Participant's death) at the earliest possible date, as determined by the Employer in good faith, on which the deductibility of compensation paid or payable to the Participant for the taxable year of the Employer during which the distribution is made will not be limited by Section 162(m), or if earlier, the effective date of a Change in Control. Notwithstanding anything to the contrary in this Plan, the Deduction Limitation shall not apply to any distributions made after a Change in Control.

1.16 "Deferral Account" shall mean with respect to each Participant, (i) the amount credited to the Participant's "deferred benefit account" as of December 31, 1997, under the terms of the Plan in effect immediately prior to the effective date of this restatement, plus (ii) the Participant's Annual Deferral Amounts deferred under this restatement, plus (iii) amounts credited or debited in accordance with all the applicable crediting/debiting provisions of this Plan that relate to the Participant's Deferral Account, less (iv) all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to his or her Deferral Account.

1.17 "Director" means a member of the Board who is neither an officer nor an Employee of any Employer.

1.18 "Disability" shall mean a period of disability during which a Participant qualifies for permanent disability benefits under the Participant's Employer's long-term disability plan, or,


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     if a Participant does not participate in such a plan, a period of disability during which the Participant would have qualified for permanent disability benefits under such a plan had the Participant been a participant in such a plan, as determined in the sole discretion of the Committee. If the Participant's Employer does not sponsor such a plan, or discontinues to sponsor such a plan, Disability shall be determined by the Committee in its sole discretion.

1.19 "Disability Benefit" shall mean the benefit set forth in Article 8.

1.20 "Election Form" shall mean the form established from time to time by the Committee that a Participant completes, signs and returns to the Committee to make an election under the Plan.

1.21 "Employee" shall mean a person who is an employee of any Employer.

1.22 "Employer(s)" shall mean the Company and/or any of its subsidiaries (now in existence or hereafter formed or acquired) that have been selected by the Board to participate in the Plan and have adopted the Plan as a sponsor.

1.23 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as it may be amended from time to time.

1.24 "Moody's Account Balance" shall mean, after the commencement of the Quarterly Installment Method, the portion of the Account Balance allocated to the Moody's Bond Index Measurement Fund.

1.25 "Non-Moody's Account Balance" shall mean, after the commencement of the Quarterly Installment Method, the portion of the Account Balance allocated to any Measurement Fund other than the Moody's Bond Index Measurement Fund.

1.26 "Participant" shall mean any Employee or Director (i) who is selected to participate in the Plan, (ii) who elects to participate in the Plan,
     (iii) who signs a Plan Agreement, an Election Form and a Beneficiary Designation Form, (iv) whose signed Plan Agreement, Election Form and Beneficiary Designation Form are accepted by the Committee, (v) who commences participation in the Plan, and (vi) whose Plan Agreement has not terminated. A spouse or former spouse of a Participant shall not be treated as a Participant in the Plan or have an account balance under the Plan, even if he or she has an interest in the Participant's benefits under the Plan as a result of applicable law or property settlements resulting from legal separation or divorce.

1.27 "Plan" shall mean the Company's Capital Accumulation Plan, which shall be evidenced by this instrument and by each Plan Agreement, as they may be amended from time to time.

1.28 "Plan Agreement" shall mean a written agreement, as may be amended from time to time, which is entered into by and between an Employer and a Participant. Each Plan Agreement executed by a Participant and the Participant's Employer shall provide for the entire benefit to which such Participant is entitled under the Plan; should there be more than one Plan Agreement, the Plan Agreement bearing the latest date of acceptance by the Employer shall supersede all previous Plan Agreements in their entirety and shall govern such entitlement.


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     The terms of any Plan Agreement may be different for any Participant, and any Plan Agreement may provide additional benefits not set forth in the Plan or limit the benefits otherwise provided under the Plan; provided, however, that any such additional benefits or benefit limitations must be agreed to by both the Employer and the Participant.

1.29 "Plan Year" shall mean a period beginning on January 1 of each calendar year and continuing through December 31 of such calendar year.

1.30 "Preferred Rate" shall mean, for amounts (i) allocated to the Moody's Bond Index Measurement Fund and (ii) never reallocated to any other Measurement Fund in accordance with Section 3.6, a crediting or debiting rate for each Plan Year that is the sum of the Crediting Rate and the Bonus Rate for that Plan Year.

1.31 "Pre-Retirement Survivor Benefit" shall mean the benefit set forth in
     Article 6.

1.32 "Quarterly Installment Method" shall be a quarterly installment payment over the number of calendar quarters selected by the Participant in accordance with this Plan, calculated as follows: For purposes of determining the initial amount of quarterly installments, the Moody's Account Balance and the Non-Moody's Account Balance of the Participant shall be calculated as of the close of business on the last business day of the calendar quarter during which the Participant terminates employment due to Retirement or death, or the Plan is terminated. The amount of the quarterly installments with respect to the Moody's Account Balance shall be determined as set forth in Section 5.4 or 6.3, as the case may be. The amount of the quarterly installments of the Non-Moody's Account Balance shall be redetermined effective as of January 1 of each year by dividing the Participant's remaining Non-Moody's Account Balance by the remaining number of installment payments. In no event shall any quarterly installment exceed the Participant's Account Balance at the time of distribution.

1.33 "Retirement", "Retire(s)" or "Retired" shall mean (i) with respect to any Participant who is an Employee, severance from employment from all Employers for any reason other than a leave of absence, death or Disability on or after the attainment of age fifty-five (55); and (ii) with respect to any Participant who is a Director, the date on which such Participant ceases to be a director of the Board for any reason other than death.

1.34 "Retirement Benefit" shall mean the benefit set forth in Article 5.

1.35 "Short-Term Payout" shall mean the payout set forth in Section 4.1.

1.36 "Termination Benefit" shall mean the benefit set forth in Article 7.

1.37 "Termination of Employment" shall mean the severing of employment with all Employers, voluntarily or involuntarily, for any reason other than Retirement, Disability, death or an authorized leave of absence. Despite the foregoing, a Director who ceases to be a director of the Board for any reason other than death shall be deemed to have Retired.


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1.38 "Trust" shall mean one or more trusts established pursuant to that certain
     Executive Benefit Security Trust Agreement, dated as of January 1, 1997 between the Company and the trustee named therein, as amended from time to time.

1.39 "Unforeseeable Financial Emergency" shall mean an unanticipated emergency that is caused by an event beyond the control of the Participant that would result in severe financial hardship to the Participant resulting from (i) a sudden and unexpected illness or accident of the Participant or a dependent of the Participant, (ii) a loss of the Participant's property due to casualty, or (iii) such other extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant, all as determined in the sole discretion of the Committee.

                                  ARTICLE 2
                      SELECTION, ENROLLMENT, ELIGIBILITY

2.1 SELECTION BY COMMITTEE. Participation in the Plan shall be limited to (i) a select group of management and highly compensated Employees of the Employers, as determined by the Committee in its sole discretion and (ii) Directors of the Company. From that group, the Committee shall select, in its sole discretion, Employees and Directors to participate in the Plan.

2.2 ENROLLMENT REQUIREMENTS. As a condition to participation, each selected Employee or Director shall complete, execute and return to the Committee a Plan Agreement, an Election Form and a Beneficiary Designation Form, all within 30 days after he or she is selected to participate in the Plan. In addition, the Committee shall establish from time to time such other enrollment requirements as it determines in its sole discretion are necessary.

2.3 ELIGIBILITY; COMMENCEMENT OF PARTICIPATION. Provided an Employee or Director selected to participate in the Plan has met all enrollment requirements set forth in this Plan and required by the Committee, including returning all required documents to the Committee within the specified time period, that Employee or Director shall commence participation in the Plan on the first day of the month following the month in which he completes all enrollment requirements. If an Employee or Director fails to meet all such requirements within the period required, in accordance with Section 2.2, he shall not be eligible to participate in the Plan until the first day of the Plan Year following the delivery to and acceptance by the Committee of the required documents.

2.4 TERMINATION OF PARTICIPATION AND/OR DEFERRALS. If the Committee determines in good faith that a Participant no longer qualifies as a member of a select group of management or highly compensated employees, as membership in such group is determined in accordance with Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA, the Committee shall have the right, in its sole discretion, to (i) terminate any deferral election the Participant has made for the remainder of the Plan Year in which the Participant's membership status changes, (ii) prevent the Participant from making future deferral elections and/or (iii) immediately distribute the Participant's then Account Balance as a Termination Benefit and terminate the Participant's participation in the Plan.


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                                      ARTICLE 3
                         DEFERRAL COMMITMENTS/CREDITING/TAXES

3.1  DEFERRALS.

     (a) BASE ANNUAL PAY AND ANNUAL BONUS. For each Plan Year, a Participant may elect to defer, as his or her Annual Deferral Amount, between 0% and 100% (in 1% increments) of his or her Base Annual Pay and Annual Bonus, in the following minimum dollar amounts for each deferral elected:

                       DEFERRAL          MINIMUM AMOUNT
                --------------------------------------------
                    Base Annual Pay          $5,000
                --------------------------------------------
                    Annual Bonus             $5,000
                --------------------------------------------

     If an election is made for less than stated minimum amounts, or if no election is made, the amount deferred shall be zero.

     (b) SHORT PLAN YEAR. Notwithstanding the foregoing, if a Participant first becomes a Participant after the first day of a Plan Year, or in the case of the first Plan Year of the Plan itself, (i) the minimum Base Annual Pay deferral shall be an amount equal to the minimum set forth above, multiplied by a fraction, the numerator of which is the number of complete months remaining in the Plan Year and the denominator of which is 12; and
     (ii) the maximum Annual Deferral Amount, with respect to Base Annual Pay and Annual Bonus shall be limited to the amount of compensation not yet earned by the Participant as of the date the Participant submits a Plan Agreement and Election Form to the Committee for acceptance.

3.2  ELECTION TO DEFER; EFFECT OF ELECTION FORM.

     (a) FIRST PLAN YEAR. In connection with a Participant's commencement of participation in the Plan, the Participant shall make an irrevocable deferral election for the Plan Year in which the Participant commences participation in the Plan, along with such other elections as the Committee deems necessary or desirable under the Plan. For these elections to be valid, the Election Form must be completed and signed by the Participant, timely delivered to the Committee (in accordance with Section 2.2 above) and accepted by the Committee.

     (b) SUBSEQUENT PLAN YEARS. For each succeeding Plan Year, an irrevocable deferral election for that Plan Year, and such other elections as the Committee deems necessary or desirable under the Plan, shall be made by timely delivering to the Committee, in accordance with its rules and procedures, before the end of the Plan Year preceding the Plan Year for which the election is made, a new Election Form. If no such Election Form is timely delivered for a Plan Year, the Annual Deferral Amount shall be zero for that Plan Year.

3.3 WITHHOLDING OF ANNUAL DEFERRAL AMOUNTS. For each Plan Year, the Base Annual Pay portion of the Annual Deferral Amount shall be withheld from each regularly scheduled payment date in approximately equal amounts, as adjusted from time to time for increases and decreases in Base Annual Pay. The Annual Bonus portion of the Annual Deferral Amount

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     shall be withheld at the time the Annual Bonus is or otherwise would be paid to the Participant.

3.4 INVESTMENT OF TRUST ASSETS. The Trustee of the Trust shall be authorized, upon written instructions received from the Committee or investment manager appointed by the Committee, to invest and reinvest the assets of the Trust in accordance with the applicable Trust Agreement, including the disposition of stock and reinvestment of the proceeds in one or more investment vehicles designated by the Committee.

3.5 VESTING. A Participant shall at all times be 100% vested in his or her Deferral Account.

3.6 CREDITING/DEBITING OF ACCOUNT BALANCES. In accordance with, and subject to, the rules and procedures that are established from time to time by the Committee, in its sole discretion, amounts shall be credited or debited to a Participant's Account Balance in accordance with the following rules:

     (a) ELECTION OF MEASUREMENT FUNDS. Except as provided in Section 3.6(f) below, a Participant, in connection with his or her initial deferral election in accordance with Section 3.2(a) above, shall elect, on the Election Form, one or more Measurement Fund(s) (as described in Section 3.6(c) below) to be used to determine the additional amounts to be credited to his or her Account Balance for the first calendar quarter or portion thereof in which the Participant commences participation in the Plan and continuing thereafter for each subsequent calendar quarter in which the Participant participates in the Plan, unless changed in accordance with the next sentence. Except as provided in Section 3.6(f) below, commencing with the first calendar quarter that follows the Participant's commencement of participation in the Plan and continuing thereafter for each subsequent calendar quarter in which the Participant participates in the Plan, no later than the next to last business day of the calendar quarter, the Participant may (but is not required to) elect, by submitting an Election Form to the Committee that is accepted by the Committee, to add or delete one or more Measurement Fund(s) to be used to determine the additional amounts to be credited to his or her Account Balance, or to change the portion of his or her Account Balance allocated to each previously or newly elected Measurement Fund. If an election is made in accordance with the previous sentence, it shall apply to the next calendar quarter and continue thereafter for each subsequent calendar quarter in which the Participant participates in the Plan, unless changed in accordance with the previous sentence.

     (b) PROPORTIONATE ALLOCATION. In making any election described in Section 3.6(a) above, the Participant shall specify on the Election Form, in increments of one percentage point (1%), the percentage of his or her Account Balance to be allocated to a Measurement Fund (as if the Participant was making an investment in that Measurement Fund with that portion of his or her Account Balance).

     (c) MEASUREMENT FUNDS. Except as provided in Section 3.6(f) below, the Participant may elect one or more of the following measurement funds, based on certain mutual funds (the "Measurement Funds"), for the purpose of crediting additional amounts to his or her Account Balance:

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          (1)  Moody's Bond Index Measurement Fund.  Amounts deemed invested in the Moody's Bond Index Measurement Fund shall be credited with interest at no less than 100% of the Moody's Crediting Rate. The Moody's Crediting Rate for a Plan Year shall be a fixed rate, stated as an annual rate, determined and announced by the Committee before the Plan Year for which it is to be used that (i) is published in Moody's Bond Record under the heading of "Moody's Corporate Bond Yield Averages -- Av. Corp." and (ii) is equal to the average corporate bond yield calculated for the month of December that immediately precedes the Plan Year for which the rate is to be used;

          (2) Neuberger & Berman Low Duration Portfolio (described as a mutual fund seeking current income and, secondarily, long-term growth of capital, primarily through investments in fixed income securities with a duration of less than 3 years);

          (3) Brinson Partners U.S. Equity Fund (described as a mutual fund which seeks long-term growth of capital through investments in large capitalization stocks in the United States);

          (4) Provident Investment Counsel Small-Cap Equity Growth Portfolio (described as a mutual fund which seeks long-term growth of capital and income primarily through investments in small capitalization common stocks with perceived above average earnings growth potential);

          (5) Morgan Stanley International Equity Fund (described as a mutual fund which seeks long-term growth of capital by investing in companies outside of the United States); and

          (6) Company Stock Fund (described as a fund invested in UtiliCorp United Inc. common stock).

     As necessary, the Committee may, in its sole discretion, discontinue, substitute or add a Measurement Fund. Each such action will take effect as of the first day of the calendar quarter that follows by thirty (30) days the day on which the Committee gives Participants advance written notice of such change.

     (d) CREDITING OR DEBITING METHOD. The performance of each elected Measurement Fund (either positive or negative) will be determined by the Committee, in its sole discretion, based on the performance of the Measurement Funds themselves. A Participant's Account Balance shall be credited or debited on a daily basis based on the performance of each Measurement Fund selected by the Participant, AS DETERMINED BY THE COMMITTEE IN ITS SOLE DISCRETION, as though (i) a Participant's Account Balance were invested in the Measurement Fund(s) selected by the Participant, in the percentages applicable to such calendar quarter, as of the close of business on the first business day of such calendar quarter, at the closing price on such date; (ii) the portion of the Annual Deferral Amount that was actually deferred during any calendar quarter were invested in the Measurement Fund(s) selected by the Participant, in the percentages applicable to such calendar quarter, no later than the close of business on the last day of the calendar quarter in which such amounts are actually deferred from the Participant's

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     Base Annual Pay through reductions in his or her payroll, at the closing price on such date; and (iii) any distribution made to a Participant that decreases such Participant's Account Balance ceased being invested in the Measurement Fund(s), in the percentages applicable to such calendar quarter, no earlier than the first day of the calendar quarter, at the closing price on such date. The rate of interest for crediting or debiting earnings shall be the Crediting Rate, except as otherwise provided in this Plan, which rate shall be treated as the nominal rate for crediting interest.

     (e) NO ACTUAL INVESTMENT. Notwithstanding any other provision of this Plan that may be interpreted to the contrary, the Measurement Funds are to be used for measurement purposes only, and a Participant's election of any such Measurement Fund, the allocation to his or her Account Balance thereto, the calculation of additional amounts and the crediting or debiting of such amounts to a Participant's Account Balance SHALL NOT be considered or construed in any manner as an actual investment of his or her Account Balance in any such Measurement Fund. In the event that the Company or the trustee of the Trust, in its own discretion, decides to invest funds in any or all of the Measurement Funds, no Participant shall have any rights in or to such investments themselves. Without limiting the foregoing, a Participant's Account Balance shall at all times be a bookkeeping entry only and shall not represent any investment made on his or her behalf by the Company or the Trust; the Participant shall at all times remain an unsecured creditor of the Company.

     (f) SPECIAL RULE FOR MOODY'S BOND INDEX MEASUREMENT FUND. Notwithstanding the foregoing or any other provision to the contrary in this Plan, (i) the Participant may only elect to change the portion of his or her Account Balance allocated to the Moody's Bond Index Measurement Fund effective as of January 1 of each Plan Year and (ii) the Participant may not elect to change the portion of his or her Account Balance allocated to the Moody's Bond Index Measurement Fund once Quarterly Installment Method payments commence.

3.7  FICA AND OTHER TAXES. For each Plan Year in which an Annual Deferral
     Amount is being withheld from a Participant, the Participant's Employer(s), to the extent required by applicable law shall withhold from that portion of the Participant's Base Annual Pay and Bonus that is not being deferred, in a manner determined by the Employer(s), the Participant's share of FICA and other employment taxes on such Annual Deferral Amount. If necessary, the Committee may reduce the Annual Deferral Amount in order to comply with this Section 3.7.

3.8 DISTRIBUTIONS. The Participant's Employer(s), or the trustee of the Trust, shall withhold from any payments made to a Participant under this Plan all federal, state and local income, employment and other taxes required to be withheld by the Employer(s), or the trustee of the Trust, in connection with such payments, in amounts and in a manner to be determined in the sole discretion of the Employer(s) and the trustee of the Trust.

                                       ARTICLE 4
               SHORT-TERM PAYOUT; UNFORESEEABLE FINANCIAL EMERGENCIES;
                                 WITHDRAWAL ELECTION

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4.1  SHORT-TERM PAYOUT. In connection with each election to defer an Annual
     Deferral Amount, a Participant may irrevocably elect to receive a future "Short-Term Payout" from the Plan with respect to such Annual Deferral Amount. Subject to the Deduction Limitation, the Short-Term Payout shall be a lump sum payment in an amount that is equal to the Annual Deferral Amount plus amounts credited or debited in the manner provided in
     Section 3.6 above on that amount, determined at the time that the Short-Term Payout becomes payable (rather than the date of a Termination of Employment). Subject to the Deduction Limitation and the other terms and conditions of this Plan, each Short-Term Payout elected shall be paid out as soon as reasonably practicable (which will normally be within 60 days) after the last day of any Plan Year designated by the Participant that is at least five Plan Years after the Plan Year in which the Annual Deferral Amount is actually deferred. By way of example, if a five year Short-Term Payout is elected for Annual Deferral Amounts that are deferred in the Plan Year commencing January 1, 1998, the five year Short-Term Payout would become payable as soon as reasonably practicable on or after January 1, 2004. For purposes of calculating the Short-Term Payout, the rate of interest for crediting amounts (i) allocated to the Moody's Bond Index Measurement Fund and (ii) never reallocated to any other Measurement Fund shall be the Preferred Rate, which rate shall be treated as the nominal rate for crediting interest. Otherwise, the rate of interest for crediting amounts allocated to the Moody's Bond Index Measurement Fund shall be the Crediting Rate of such Fund (and not the Preferred Rate).

4.2 ELECTION TO DEFER SHORT-TERM PAYOUT. At any time after Short-Term Payout is elected and not less than one (1) year before the first possible date of the Short-Term Payout, the Participant may irrevocably elect to have the Short-Term Payout paid as soon as reasonably practicable (which will normally be within 60 days) after the last day of any Plan Year designated by the Participant that is at least five Plan Years after the first possible date of the Short-Term Payout.

4.3 OTHER BENEFITS TAKE PRECEDENCE OVER SHORT-TERM. Should an event occur that triggers a benefit under Article 5, 6, 7 or 8, any Annual Deferral Amount, plus amounts credited or debited thereon, that is subject to a Short-Term Payout election under Section 4.1 shall not be paid in accordance with
     Section 4.1 but shall be paid in accordance with the other applicable Article.

4.4 WITHDRAWAL PAYOUT/SUSPENSIONS FOR UNFORESEEABLE FINANCIAL EMERGENCIES . If a Participant experiences an Unforeseeable Financial Emergency, the Participant may petition the Committee to (i) suspend any deferrals required to be made by the Participant and/or (ii) receive a partial or full payout from the Plan. The payout shall not exceed the lesser of the Participant's Account Balance, calculated as if such Participant were receiving a

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     Termination Benefit, or the amount reasonably needed to satisfy the Unforeseeable Financial Emergency. If, subject to the sole discretion of the Committee, the petition for a suspension and/or payout is approved, suspension shall take effect upon the date of approval and any payout shall be made within 60 days of the date of approval. The payment of any amount under this Section 4.3 shall not be subject to the Deduction Limitation. For purposes of calculating a payout under this Section 4.4, the rate of interest shall be the Crediting Rate, which rate shall be treated as the nominal rate for crediting interest.

4.5 WITHDRAWAL ELECTION. A Participant (or, after a Participant's death, his or her Beneficiary) may elect, at any time, to withdraw all of his or her Account Balance, calculated as if there had occurred a Termination of Employment as of the day of the election, less a withdrawal penalty equal to 10% of such amount (the net amount shall be referred to as the "Withdrawal Amount"). This election can be made at any time, before or after Retirement, Disability, death or Termination of Employment, and whether or not the Participant (or Beneficiary) is in the process of being paid pursuant to an installment payment schedule. If made before Retirement, Disability or death, a Participant's Withdrawal Amount shall be his or her Account Balance calculated as if there had occurred a Termination of Employment as of the day of the election. No partial withdrawals of the Withdrawal Amount shall be allowed. The Participant (or his or her Beneficiary) shall make this election by giving the Committee advance written notice of the election in a form determined from time to time by the Committee. The Participant (or his or her Beneficiary) shall be paid the Withdrawal Amount within 60 days of his or her election. Once the Withdrawal Amount is paid, the Participant's participation in the Plan shall terminate and the Participant shall not be eligible to participate in the Plan for eighteen (18) months in the future. The payment of this Withdrawal Amount shall not be subject to the Deduction Limitation. For purposes of calculating a Withdrawal Amount under this Section 4.5, the rate of interest shall be the Crediting Rate, which rate shall be treated as the nominal rate for crediting interest.

                                       ARTICLE 5
                                  RETIREMENT BENEFIT

5.1 RETIREMENT BENEFIT. Subject to the Deduction Limitation, a Participant who Retires shall receive, as a Retirement Benefit, his or her Account Balance. For purposes of calculating the Retirement Benefit, the rate of interest for crediting amounts (i) allocated to the Moody's Bond Index Measurement Fund and (ii) never reallocated to any other Measurement Fund shall be the Preferred Rate, which rate shall be treated as the nominal rate for crediting interest. Otherwise, the rate of interest for crediting amounts allocated to the Moody's Bond Index Measurement Fund shall be the Crediting Rate of such Fund (and not the Preferred Rate).

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5.2  PAYMENT OF RETIREMENT BENEFIT.  A Participant, in connection with his or her commencement of participation in the Plan, shall elect on an Election Form to receive the Retirement Benefit in a lump sum or pursuant to a Quarterly Installment Method over 2 to 15 years. The Participant may annually change his or her election to an allowable alternative payout period by submitting a new Election Form to the Committee, provided that any such Election Form is submitted at least 3 years prior to the Participant's Retirement and is accepted by the Committee in its sole discretion. In the event that a Participant Retires before his or her attainment of age 62, the Participant may file a written request with the Committee requesting that the lump sum payment not be made, or installment payments not commence, until after the Participant reaches age sixty-five
     (65), provided that any such Election Form is submitted at least 13 months prior to the Participant's Retirement date and is accepted by the Committee in its sole discretion. The Election Form most recently accepted by the Committee shall govern the payout of the Retirement Benefit. If a Participant does not make any election with respect to the payment of the Retirement Benefit, then such benefit shall be payable in a lump sum. The lump sum payment shall be made, or installment payments shall commence, no later than 60 days after the date the Participant Retires. Any payment made shall be subject to the Deduction Limitation.

5.3 DEATH PRIOR TO COMPLETION OF RETIREMENT BENEFIT. If a Participant dies after Retirement but before the Retirement Benefit is paid in full, the Participant's unpaid Retirement Benefit payments shall continue and shall be paid to the Participant's Beneficiary (a) over the remaining number of quarters and in the same amounts as that benefit would have been paid to the Participant had the Participant survived, or (b) in a lump sum, if requested by the Beneficiary and allowed in the sole discretion of the Committee, that is equal to the Participant's unpaid remaining Account Balance.

5.4 QUARTERLY INSTALLMENT METHOD FOR MOODY'S ACCOUNT BALANCE. Notwithstanding any other provision of this Plan, if the Participant has elected the Quarterly Installment Method as set forth in Section 5.2, amounts in the Moody's Account Balance may not be reallocated into or out of the Moody's Bond Index Measurement Fund once such Quarterly Installment Method payments commence. Payments of the Moody's Account Balance shall be determined by amortizing the Participant's specified benefit over the number of months selected, using the interest rate specified below and treating the first installment payment of the Moody's Account Balance as all principal and each subsequent installment payment of the Moody's Account Balance, first as interest accrued for the applicable installment period on the unpaid Moody's Account Balance and second as a reduction in the unpaid Moody's Account Balance. The interest rate to be used to calculate the installment payment amount with respect to the Moody's Account Balance shall be a fixed interest rate (compounded quarterly) that is determined by averaging the Preferred Rate for the Plan Year in which the

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     installment payments commence and the three (3) preceding Plan Years.
     If a Participant has completed fewer than four (4) Years of Plan Participation, this average shall be determined using the Preferred Rates for the Plan Years during which the Participant participated in the Plan.

                                      ARTICLE 6
                           PRE-RETIREMENT SURVIVOR BENEFIT

6.1 PRE-RETIREMENT SURVIVOR BENEFIT. Subject to the Deduction Limitation, the Participant's Beneficiary shall receive a Pre-Retirement Survivor Benefit equal to the Participant's Account Balance if the Participant dies before he or she Retires, experiences a Termination of Employment or suffers a Disability. For purposes of calculating the Pre-Retirement Survivor Benefit, the rate of interest for crediting amounts (i) allocated to the Moody's Bond Index Measurement Fund and (ii) never reallocated to any other Measurement Fund shall be the Preferred Rate, which rate shall be treated as the nominal rate for crediting interest. Otherwise, the rate of interest for crediting amounts allocated to the Moody's Bond Index Measurement Fund shall be the Crediting Rate of such Fund (and not the Preferred Rate).

6.2 PAYMENT OF PRE-RETIREMENT SURVIVOR BENEFIT. A Participant, in connection with his or her commencement of participation in the Plan, shall elect on an Election Form whether the Pre-Retirement Survivor Benefit shall be received by his or her Beneficiary in a lump sum or pursuant to a Quarterly Installment Method over 2 to 15 years. The Participant may annually change this election to an allowable alternative payout period by submitting a new Election Form to the Committee, which form must be accepted by the Committee in its sole discretion. The Election Form most recently accepted by the Committee prior to the Participant's death shall govern the payout of the Participant's Pre-Retirement Survivor Benefit. If a Participant does not make any election with respect to the payment of the Pre-Retirement Survivor Benefit, then such benefit shall be paid in a lump sum. Despite the foregoing, if the Participant's Account Balance at the time of his or her death is less than $25,000, payment of the Pre-Retirement Survivor Benefit may be made, in the sole discretion of the Committee, in a lump sum or pursuant to a Quarterly Installment Method of not more than 5 years. The lump sum payment shall be made, or installment payments shall commence, no later than 60 days after the date the Committee is provided with proof that is satisfactory to the Committee of the Participant's death. Any payment made shall be subject to the Deduction Limitation.

6.3 QUARTERLY INSTALLMENT METHOD FOR MOODY'S ACCOUNT BALANCE. Notwithstanding any other provision of this Plan, if the Participant or the Committee has elected the Quarterly Installment Method as set forth in Section 6.2, amounts in the Moody's Account Balance

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     may not be reallocated into or out of the Moody's Bond Index Measurement
     Fund once such Quarterly Installment Method payments commence. Payments of the Moody's Account Balance shall be determined by amortizing the Participant's specified benefit over the number of months selected, using the interest rate specified below and treating the first installment payment of the Moody's Account Balance as all principal and each subsequent installment payment of the Moody's Account Balance, first as interest accrued for the applicable installment period on the unpaid Moody's Account Balance and second as a reduction in the unpaid Moody's Account Balance. The interest rate to be used to calculate the installment payment amount with respect to the Moody's Account Balance shall be a fixed interest rate that is determined by averaging the Preferred Rate for the Plan Year in which the installment payments commence and the three (3) preceding Plan Years. If a Participant has completed fewer than four (4) Years of Plan Participation, this average shall be determined using the Preferred Rates for the Plan Years during which the Participant participated in the Plan.

                                      ARTICLE 7
                                 TERMINATION BENEFIT

7.1 TERMINATION BENEFIT. Subject to the Deduction Limitation, the Participant who experiences a Termination of Employment shall receive a Termination Benefit, which shall be equal to the Participant's Account Balance, with earnings credited in the manner provided in Section 3.6 above. For purposes of calculating the Termination Benefit, the rate of interest for crediting shall be the Crediting Rate, except as otherwise provided in this Plan, which rate shall be treated as the nominal rate for crediting interest.

7.2 PAYMENT OF TERMINATION BENEFIT. The Termination Benefit shall be paid in a lump sum. The lump sum payment shall be made no later than 60 days after the date of the Participant's Termination of Employment. Any payment made shall be subject to the Deduction Limitation.

                                      ARTICLE 8
                            DISABILITY WAIVER AND BENEFIT

8.1  DISABILITY WAIVER

          (a) WAIVER OF DEFERRAL. A Participant who is determined by the Committee to be suffering from a Disability shall be excused from fulfilling that portion of the Annual Deferral Amount commitment that would otherwise have been withheld from a Participant's Base Annual Pay and Annual Bonus for the Plan Year during which the Participant first suffers a Disability. During the period of Disability, the Participant shall not be allowed to

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          make any additional deferral elections, but will continue to be considered a Participant for all other purposes of this Plan.

          (b) RETURN TO WORK. If a Participant returns to employment with an Employer, after a Disability ceases, the Participant may elect to defer an Annual Deferral Amount for the Plan Year following his or her return to employment or service and for every Plan Year thereafter while a Participant in the Plan; provided such deferral elections are otherwise allowed and an Election Form is delivered to and accepted by the Committee for each such election in accordance with Section 3.2 above.

8.2 CONTINUED ELIGIBILITY; DISABILITY BENEFIT. A Participant suffering a Disability shall, for benefit purposes under this Plan, continue to be considered to be employed and shall be eligible for the benefits provided for in Article 4, 5, 6 or 7 in accordance with the provisions of those Articles. Notwithstanding the above, the Committee shall have the right to, in its sole and absolute discretion and for purposes of this Plan only, and must in the case of a Participant who is otherwise eligible to Retire, deem the Participant to have experienced a Termination of Employment, or in the case of a Participant who is eligible to Retire, to have Retired, at any time (or in the case of a Participant who is eligible to Retire, as soon as practicable) after such Participant is determined to be suffering a Disability, in which case the Participant shall receive a Disability Benefit equal to his or her Account Balance at the time of the Committee's determination; provided, however, that should the Participant otherwise have been eligible to Retire, he or she shall be paid in accordance with
     Article 5. The Disability Benefit shall be paid in a lump sum within 60 days of the Committee's exercise of such right. Any payment made shall be subject to the Deduction Limitation.

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                                      ARTICLE 9
                               BENEFICIARY DESIGNATION

9.1 BENEFICIARY. Each Participant shall have the right, at any time, to designate his or her Beneficiary(ies) (both primary as well as contingent) to receive any benefits payable under the Plan to a beneficiary upon the death of a Participant. The Beneficiary designated under this Plan may be the same as or different from the Beneficiary designation under any other plan of an Employer in which the Participant participates.

9.2 BENEFICIARY DESIGNATION; CHANGE. A Participant shall designate his or her Beneficiary by completing and signing the Beneficiary Designation Form, and returning it to the Committee or its designated agent. A Participant shall have the right to change a Beneficiary by completing, signing and otherwise complying with the terms of the Beneficiary Designation Form and the Committee's rules and procedures, as in effect from time to time.

9.3 ACKNOWLEDGMENT. No designation or change in designation of a Beneficiary shall be effective until received and acknowledged in writing by the Committee or its designated agent.

9.4 NO BENEFICIARY DESIGNATION. If a Participant fails to designate a Beneficiary as provided in Sections 9.1, 9.2 and 9.3 above or, if all designated Beneficiaries predecease the Participant or die prior to complete distribution of the Participant's benefits, then the Participant's designated Beneficiary shall be deemed to be his or her surviving spouse. If the Participant has no surviving spouse, the benefits remaining under the Plan to be paid to a Beneficiary shall be payable to the executor or personal representative of the Participant's estate.

9.5 DOUBT AS TO BENEFICIARY. If the Committee has any doubt as to the proper Beneficiary to receive payments pursuant to this Plan, the Committee shall have the right, exercisable in its discretion, to cause the Participant's Employer to withhold such payments until this matter is resolved to the Committee's satisfaction.

9.6 DISCHARGE OF OBLIGATIONS. The payment of benefits under the Plan to a Beneficiary shall fully and completely discharge all Employers and the Committee from all further obligations under this Plan with respect to the Participant, and that Participant's Plan Agreement shall terminate upon such full payment of benefits.

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                                  ARTICLE 10
                               LEAVE OF ABSENCE

10.1 PAID LEAVE OF ABSENCE. If a Participant is authorized by the Participant's Employer for any reason to take a paid leave of absence from the employment of the Employer, the Participant shall continue to be considered employed by the Employer and the Annual Deferral Amount shall continue to be withheld during such paid leave of absence in accordance with Section 3.3.

10.2 UNPAID LEAVE OF ABSENCE. If a Participant is authorized by the Participant's Employer for any reason to take an unpaid leave of absence from the employment of the Employer, the Participant shall continue to be considered employed by the Employer and the Participant shall be excused from making deferrals until the earlier of the date the leave of absence expires or the Participant returns to a paid employment status. Upon such expiration or return, deferrals shall resume for the remaining portion of the Plan Year in which the expiration or return occurs, based on the deferral election, if any, made for that Plan Year. If no election was made for that Plan Year, no deferral shall be withheld.

                                      ARTICLE 11
                        TERMINATION, AMENDMENT OR MODIFICATION

11.1 TERMINATION. Although each Employer anticipates that it will continue the Plan for an indefinite period of time, there is no guarantee that any Employer will continue the Plan or will not terminate the Plan at any time in the future. Accordingly, each Employer reserves the right to discontinue its sponsorship of the Plan and/or to terminate the Plan at any time with respect to any or all of its participating Employees by action of its board of directors. Upon the termination of the Plan with respect to any Employer, the Plan Agreements of the affected Participants who are employed by that Employer shall terminate and their Account Balances, determined as if they had experienced a Termination of Employment on the date of Plan termination or, if Plan termination occurs after the date upon which a Participant was eligible to Retire, then with respect to that Participant as if he or she had Retired on the date of Plan termination, shall be paid to the Participants as follows: Prior to a Change in Control, if the Plan is terminated with respect to all of its Participants, an Employer shall have the right, in its sole discretion, and notwithstanding any elections made by the Participant, to pay such benefits in a lump sum or pursuant to a Quarterly Installment Method of up to 15 years, with amounts credited and debited during the installment period as provided herein. If the Plan is terminated with respect to less than all of its Participants, an Employer shall be required to pay such benefits in a lump sum. After a Change in Control, the Employer shall be required to pay such benefits in a lump sum. The termination


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     of the Plan shall not adversely affect any Participant or Beneficiary who has become entitled to the payment of any benefits under the Plan as of the date of termination; provided however, that the Employer shall have the right to accelerate installment payments without a premium or prepayment penalty by paying the Account Balance in a lump sum or pursuant to a Quarterly Installment Method using fewer quarters (provided that the present value of all payments that will have been received by a Participant at any given point of time under the different payment schedule shall equal or exceed the present value of all payments that would have been received at that point in time under the original payment schedule).

11.2 AMENDMENT. Any Employer may, at any time, amend or modify the Plan in whole or in part with respect to that Employer by the action of its board of directors; provided, however, that no amendment or modification shall be effective to decrease or restrict the value of a Participant's Account Balance in existence at the time the amendment or modification is made, calculated as if the Participant had experienced a Termination of Employment as of the effective date of the amendment or modification or, if the amendment or modification occurs after the date upon which the Participant was eligible to Retire, the Participant had Retired as of the effective date of the amendment or modification. The amendment or modification of the Plan shall not affect any Participant or Beneficiary who has become entitled to the payment of benefits under the Plan as of the date of the amendment or modification; provided, however, that the Employer shall have the right to accelerate installment payments by paying the Account Balance in a lump sum or pursuant to a Quarterly Installment Method using fewer quarters (provided that the present value of all payments that will have been received by a Participant at any given point of time under the different payment schedule shall equal or exceed the present value of all payments that would have been received at that point in time under the original payment schedule).

11.3 PLAN AGREEMENT. Despite the provisions of Sections 11.1 and 11.2 above, if a Participant's Plan Agreement contains benefits or limitations that are not in this Plan document, the Employer may only amend or terminate such provisions with the consent of the Participant.

11.4 EFFECT OF PAYMENT.  The full payment of the applicable benefit under
     Article 4, 5, 6, 7 or 8 of the Plan shall completely discharge all obligations to a Participant and his or her designated Beneficiaries under this Plan and the Participant's Plan Agreement shall terminate.

11.5 INTEREST RATE IN THE EVENT OF A CHANGE IN CONTROL. If a Change in Control occurs, the applicable interest rate to be used in determining a Participant's benefit in connection with a Termination of Employment after the Change in Control, or a Plan termination, amendment or modification under Sections 11.1 and 11.2, shall be, solely for amounts (i) allocated to the


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     Moody's Bond Index Measurement Fund and (ii) never reallocated to any other Measurement Fund, the Preferred Rate. However, the Crediting Rate for the applicable Plan Year, and not the Preferred Rate, shall continue to be used as the discount rate for determining present value.

                                   ARTICLE 12
                                 ADMINISTRATION

12.1 COMMITTEE DUTIES.12.1Committee Duties: This Plan shall be administered by a Committee which shall consist of the Board, or such committee as the Board shall appoint. Members of the Committee may be Participants under this Plan. The Committee shall also have the discretion and authority to
     (i) make, amend, interpret, and enforce all appropriate rules and regulations for the administration of this Plan and (ii) decide or resolve any and all questions including interpretations of this Plan, as may arise in connection with the Plan. Any individual serving on the Committee who is a Participant shall not vote or act on any matter relating solely to himself or herself. When making a determination or calculation, the Committee shall be entitled to rely on information furnished by a Participant or the Company.

12.2 AGENTS. In the administration of this Plan, the Committee may, from time to time, employ agents and delegate to them such administrative duties as it sees fit (including acting through a duly appointed representative) and may from time to time consult with counsel who may be counsel to any Employer.

12.3 BINDING EFFECT OF DECISIONS. The decision or action of the Committee with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.

12.4 INDEMNITY OF COMMITTEE. All Employers shall indemnify and hold harmless the members of the Committee, and any Employee to whom the duties of the Committee may be delegated, against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to this Plan, except in the case of willful misconduct by the Committee or any of its members or any such Employee.

12.5 EMPLOYER INFORMATION. To enable the Committee to perform its functions, each Employer shall supply full and timely information to the Committee on all matters relating to the compensation of its Participants, the date and circumstances of the Retirement, Disability, death or Termination of Employment of its Participants, and such other pertinent information as the Committee may reasonably require.


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                                   ARTICLE 13
                         OTHER BENEFITS AND AGREEMENTS

13.1 COORDINATION WITH OTHER BENEFITS. The benefits provided for a Participant and Participant's Beneficiary under the Plan are in addition to any other benefits available to such Participant under any other plan or program for employees of the Participant's Employer. The Plan shall supplement and shall not supersede, modify or amend any other such plan or program except as may otherwise be expressly provided.

                                   ARTICLE 14
                               CLAIMS PROCEDURES

14.1 PRESENTATION OF CLAIM. Any Participant or Beneficiary of a deceased Participant (such Participant or Beneficiary being referred to below as a "Claimant") may deliver to the Committee a written claim for a determination with respect to the amounts distributable to such Claimant from the Plan. If such a claim relates to the contents of a notice received by the Claimant, the claim must be made within 60 days after such notice was received by the Claimant. All other claims must be made within 180 days of the date on which the event that caused the claim to arise occurred. The claim must state with particularity the determination desired by the Claimant.

14.2 NOTIFICATION OF DECISION. The Committee shall consider a Claimant's claim within 90 days (unless special circumstances require additional time) and shall notify the Claimant in writing:

     (a) that the Claimant's requested determination has been made, and that the claim has been allowed in full; or

     (b) that the Committee has reached a conclusion contrary, in whole or in part, to the Claimant's requested determination, and such notice must set forth in a manner calculated to be understood by the
     Claimant:

          (i) the specific reason(s) for the denial of the claim, or any part of it;

          (ii) specific reference(s) to pertinent provisions of the Plan upon which such denial was based;


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          (iii) a description of any additional material or information necessary for the Claimant to perfect the claim, and an explanation of why such material or information is necessary; and

          (iv)  an explanation of the claim review procedure set forth in
     Section 14.3 below.

14.3 REVIEW OF A DENIED CLAIM. Within 60 days after receiving a notice from the Committee that a claim has been denied, in whole or in part, a Claimant (or the Claimant's duly authorized representative) may file with the Committee a written request for a review of the denial of the claim. Thereafter, but not later than 30 days after the review procedure began, the Claimant (or the Claimant's duly authorized representative):

     (a)  may review pertinent documents;

     (b)  may submit written comments or other documents; and/or

     (c) may request a hearing, which the Committee, in its sole discretion, may grant.

14.4 DECISION ON REVIEW. The Committee shall render its decision on review promptly, and not later than 60 days after the filing of a written request for review of the denial, unless a hearing is held or other special circumstances require additional time, in which case the Committee's decision must be rendered within 120 days after such date. Such decision must be written in a manner calculated to be understood by the Claimant, and it must contain:

     (a)  specific reasons for the decision;

     (b) specific reference(s) to the pertinent Plan provisions upon which the decision was based; and

     (c)  such other matters as the Committee deems relevant.

14.5 LEGAL ACTION. A Claimant's compliance with the foregoing provisions of this Article 14 is a mandatory prerequisite to a Claimant's right to commence any legal action with respect to any claim for benefits under this Plan.


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                                  ARTICLE 15
                                     TRUST

15.1 ESTABLISHMENT OF THE TRUST. The Company shall establish the Trust, and each Employer shall at least annually transfer over to the Trust such assets as the Employer determines, in its sole discretion, are necessary to provide, on a present value basis, for its respective future liabilities created with respect to the Annual Deferral Amounts for such Employer's Participants for all periods prior to the transfer, as well as any debits and credits to the Participants' Account Balances for all periods prior to the transfer, taking into consideration the value of the assets in the trust at the time of the transfer.

15.2 INTERRELATIONSHIP OF THE PLAN AND THE TRUST. The provisions of the Plan and the Plan Agreement shall govern the rights of a Participant to receive distributions pursuant to the Plan. The provisions of the Trust shall govern the rights of the Employers, Participants and the creditors of the Employers to the assets transferred to the Trust. Each Employer shall at all times remain liable to carry out its obligations under the Plan.

15.3 DISTRIBUTIONS FROM THE TRUST. Each Employer's obligations under the Plan may be satisfied with Trust assets distributed pursuant to the terms of the Trust, and any such distribution shall reduce the Employer's obligations under this Plan.

                                   ARTICLE 16
                                  MISCELLANEOUS

16.1 STATUS OF PLAN. The Plan is intended to be a plan that is not qualified within the meaning of Code Section 401(a) and that "is unfunded and is maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employee" within the meaning of ERISA Sections 201(2), 301(a)(3) and 401(a)(1). The Plan shall be administered and interpreted to the extent possible in a manner consistent with that intent.

16.2 UNSECURED GENERAL CREDITOR. Participants and their Beneficiaries, heirs, successors and assigns shall have no legal or equitable rights, interests or claims in any property or assets of an Employer. For purposes of the payment of benefits under this Plan, any and all of an Employer's assets shall be, and remain, the general, unpledged unrestricted assets of the Employer. An Employer's obligation under the Plan shall be merely that of an unfunded and unsecured promise to pay money in the future.


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16.3  EMPLOYER'S LIABILITY.  An Employer's liability for the payment of benefits shall be defined only by the Plan and the Plan Agreement, as entered into between the Employer and a Participant. An Employer shall have no obligation to a Participant under the Plan except as expressly provided in the Plan and his or her Plan Agreement.

16.4 NONASSIGNABILITY. Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate, alienate or convey in advance of actual receipt, the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are expressly declared to be, unassignable and non-transferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure, attachment, garnishment or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency or be transferable to a spouse as a result of a property settlement or otherwise.

16.5 NOT A CONTRACT OF EMPLOYMENT. The terms and conditions of this Plan shall not be deemed to constitute a contract of employment between any Employer and the Participant. Such employment is hereby acknowledged to be an "at will" employment relationship that can be terminated at any time for any reason, or no reason, with or without cause, and with or without notice, unless expressly provided in a written employment agreement. Nothing in this Plan shall be deemed to give a Participant the right to be retained in the service of any Employer as an Employee, or to interfere with the right of any Employer to discipline or discharge the Participant at any time.

16.6 FURNISHING INFORMATION. A Participant or his or her Beneficiary will cooperate with the Committee by furnishing any and all information requested by the Committee and take such other actions as may be requested in order to facilitate the administration of the Plan and the payments of benefits hereunder, including but not limited to taking such physical examinations as the Committee may deem necessary.

16.7 TERMS. Whenever any words are used herein in the masculine, they shall be construed as though they were in the feminine in all cases where they would so apply; and whenever any words are used herein in the singular or in the plural, they shall be construed as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply.


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16.8  CAPTIONS.  The captions of the articles, sections and paragraphs of this
      Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

16.9 GOVERNING LAW. Subject to ERISA, the provisions of this Plan shall be construed and interpreted according to the internal laws of the State of Missouri without regard to its conflicts of laws principles.

16.10 NOTICE. Any notice or filing required or permitted to be given to the Committee under this Plan shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below:

                         Mr. Phil Beyer
                         Director of Benefits
                         UtiliCorp United Inc.
                         20 West Ninth Street
                         Kansas City, MO  64105-1711

      Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

      Any notice or filing required or permitted to be given to a Participant under this Plan shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of the Participant.

16.11 SUCCESSORS. The provisions of this Plan shall bind and inure to the benefit of the Participant's Employer and its successors and assigns and the Participant and the Participant's designated Beneficiaries.

16.12 SPOUSE'S INTEREST. The interest in the benefits hereunder of a spouse of a Participant who has predeceased the Participant shall automatically pass to the Participant and shall not be transferable by such spouse in any manner, including but not limited to such spouse's will, nor shall such interest pass under the laws of intestate succession.

16.13 VALIDITY. In case any provision of this Plan shall be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision had never been inserted herein.

16.14 INCOMPETENT. If the Committee determines in its discretion that a benefit under this Plan is to be paid to a minor, a person declared incompetent or to a person incapable of handling the disposition of that person's property, the Committee may direct payment of such benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or incapable person. The Committee may require proof of minority,


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MASTER PLAN DOCUMENT
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      incompetence, incapacity or guardianship, as it may deem appropriate prior to distribution of the benefit. Any payment of a benefit shall be a payment for the account of the Participant and the Participant's Beneficiary, as the case may be, and shall be a complete discharge of any liability under the Plan for such payment amount.

16.15 COURT ORDER. The Committee is authorized to make any payments directed by court order in any action in which the Plan or the Committee has been named as a party. In addition, if a court determines that a spouse or former spouse of a Participant has an interest in the Participant's benefits under the Plan in connection with a property settlement or otherwise, the Committee, in its sole discretion, shall have the right, notwithstanding any election made by a Participant, to immediately distribute the spouse's or former spouse's interest in the Participant's benefits under the Plan to that spouse or former spouse.

16.16 DISTRIBUTION IN THE EVENT OF TAXATION.

      (a) IN GENERAL. If, for any reason, all or any portion of a Participant's benefits under this Plan becomes taxable to the Participant prior to receipt, a Participant may petition the Committee before a Change in Control, or the trustee of the Trust after a Change in Control, for a distribution of that portion of his or her benefit that has become taxable. Upon the grant of such a petition, which grant shall not be unreasonably withheld (and, after a Change in Control, shall be granted), a Participant's Employer shall distribute to the Participant immediately available funds in an amount equal to the taxable portion of his or her benefit (which amount shall not exceed a Participant's unpaid Account Balance under the Plan). If the petition is granted, the tax liability distribution shall be made within 90 days of the date when the Participant's petition is granted. Such a distribution shall affect and reduce the benefits to be paid under this Plan.

      (b) TRUST. If the Trust terminates in accordance with its terms and benefits are distributed from the Trust to a Participant in accordance with that Section, the Participant's benefits under this Plan shall be reduced to the extent of such distributions.

16.17 INSURANCE. The Employers, on their own behalf or on behalf of the trustee of the Trust, and, in their sole discretion, may apply for and procure insurance on the life of the Participant, in such amounts and in such forms as the Trust may choose. The Employers or the trustee of the Trust, as the case may be, shall be the sole owner and beneficiary of any such insurance. The Participant shall have no interest whatsoever in any such policy or policies, and at the request of the Employers shall submit to medical examinations and supply such information and execute such documents as may be required by the insurance company or companies to whom the Employers have applied for insurance.

16.18 LEGAL FEES TO ENFORCE RIGHTS AFTER CHANGE IN CONTROL. The Company and each Employer is aware that upon the occurrence of a Change in Control, the Board or the board of directors of a Participant's Employer (which might then be composed of new members) or a shareholder of the Company or the Participant's Employer, or of any successor corporation might then cause or attempt to cause the Company, the Participant's Employer or such successor to refuse to comply with its obligations under the Plan and might cause or attempt to cause the Company or the Participant's Employer to institute, or may institute, litigation seeking to deny


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      Participants the benefits intended under the Plan.  In these circumstances, the purpose of the Plan could be frustrated. Accordingly, if, following a Change in Control, it should appear to any Participant that the Company, the Participant's Employer or any successor corporation has failed to comply with any of its obligations under the Plan or any agreement thereunder or, if the Company, such Employer or any other person takes any action to declare the Plan void or unenforceable or institutes any litigation or other legal action designed to deny, diminish or to recover from any Participant the benefits intended to be provided, then the Company and the Participant's Employer irrevocably authorize such Participant to retain counsel of his or her choice at the expense of the Company and the Participant's Employer (who shall be jointly and severally liable) to represent such Participant in connection with the initiation or defense of any litigation or other legal action, whether by or against the Company, the Participant's Employer or any director, officer, shareholder or other person affiliated with the Company, the Participant's Employer or any successor thereto in any jurisdiction.

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MASTER PLAN DOCUMENT
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                               TABLE OF CONTENTS

Purpose . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1

ARTICLE 1   Definitions . . . . . . . . . . . . . . . . . . . . . . . . . .1

ARTICLE 2   Selection, Enrollment, Eligibility. . . . . . . . . . . . . . .6
     2.1    Selection by Committee. . . . . . . . . . . . . . . . . . . . .6
     2.2    Enrollment Requirements . . . . . . . . . . . . . . . . . . . .6
     2.3    Eligibility; Commencement of Participation. . . . . . . . . . .6
     2.4    Termination of Participation and/or Deferrals . . . . . . . . .7

ARTICLE 3   Deferral Commitments/Crediting/Taxes. . . . . . . . . . . . . .7
     3.1    Deferrals . . . . . . . . . . . . . . . . . . . . . . . . . . .7
     3.2    Election to Defer; Effect of Election Form. . . . . . . . . . .7
     3.3    Withholding of Annual Deferral Amounts. . . . . . . . . . . . .8
     3.4    Investment of Trust Assets. . . . . . . . . . . . . . . . . . .8
     3.5    Vesting . . . . . . . . . . . . . . . . . . . . . . . . . . . .8
     3.6    Crediting/Debiting of Account Balances. . . . . . . . . . . . .8
     3.7    FICA and Other Taxes. . . . . . . . . . . . . . . . . . . . . 10
     3.8    Distributions . . . . . . . . . . . . . . . . . . . . . . . . 11

ARTICLE 4   Short-Term Payout; Unforeseeable Financial Emergencies;
            Withdrawal Election . . . . . . . . . . . . . . . . . . . . . 11
     4.1    Short-Term Payout . . . . . . . . . . . . . . . . . . . . . . 11
     4.2    Election to Defer Short-Term Payout . . . . . . . . . . . . . 11
     4.3    Other Benefits Take Precedence Over Short-Term. . . . . . . . 12
     4.4    Withdrawal Payout/Suspensions for Unforeseeable Financial
            Emergencies . . . . . . . . . . . . . . . . . . . . . . . . . 12
     4.5    Withdrawal Election . . . . . . . . . . . . . . . . . . . . . 12

ARTICLE 5   Retirement Benefit. . . . . . . . . . . . . . . . . . . . . . 13
     5.1    Retirement Benefit. . . . . . . . . . . . . . . . . . . . . . 13
     5.2    Payment of Retirement Benefit . . . . . . . . . . . . . . . . 13
     5.3    Death Prior to Completion of Retirement Benefit . . . . . . . 13
     5.4    Quarterly Installment Method for Moody's Account Balance. . . 14

ARTICLE 6   Pre-Retirement Survivor Benefit . . . . . . . . . . . . . . . 14
     6.1    Pre-Retirement Survivor Benefit . . . . . . . . . . . . . . . 14
     6.2    Payment of Pre-Retirement Survivor Benefit. . . . . . . . . . 14


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      6.3   Quarterly Installment Method for Moody's Account Balance. . . 15

ARTICLE 7   Termination Benefit . . . . . . . . . . . . . . . . . . . . . 15
      7.1   Termination Benefit . . . . . . . . . . . . . . . . . . . . . 15
      7.2   Payment of Termination Benefit. . . . . . . . . . . . . . . . 15

ARTICLE 8   Disability Waiver and Benefit . . . . . . . . . . . . . . . . 16
      8.1   Disability Waiver . . . . . . . . . . . . . . . . . . . . . . 16
      8.2   Continued Eligibility; Disability Benefit . . . . . . . . . . 16

ARTICLE 9   Beneficiary Designation . . . . . . . . . . . . . . . . . . . 17
      9.1   Beneficiary . . . . . . . . . . . . . . . . . . . . . . . . . 17
      9.2   Beneficiary Designation; Change . . . . . . . . . . . . . . . 17
      9.3   Acknowledgment. . . . . . . . . . . . . . . . . . . . . . . . 17
      9.4   No Beneficiary Designation. . . . . . . . . . . . . . . . . . 17
      9.5   Doubt as to Beneficiary . . . . . . . . . . . . . . . . . . . 17
      9.6   Discharge of Obligations. . . . . . . . . . . . . . . . . . . 17

ARTICLE 10  Leave of Absence. . . . . . . . . . . . . . . . . . . . . . . 18
      10.1  Paid Leave of Absence . . . . . . . . . . . . . . . . . . . . 18
      10.2  Unpaid Leave of Absence . . . . . . . . . . . . . . . . . . . 18

ARTICLE 11  Termination, Amendment or Modification. . . . . . . . . . . . 18
      11.1  Termination . . . . . . . . . . . . . . . . . . . . . . . . . 18
      11.2  Amendment . . . . . . . . . . . . . . . . . . . . . . . . . . 19
      11.3  Plan Agreement. . . . . . . . . . . . . . . . . . . . . . . . 19
      11.4  Effect of Payment . . . . . . . . . . . . . . . . . . . . . . 19
      11.5  Interest Rate in the Event of a Change in Control . . . . . . 19

ARTICLE 12  Administration. . . . . . . . . . . . . . . . . . . . . . . . 20
      12.1  Committee Duties. . . . . . . . . . . . . . . . . . . . . . . 20
      12.2  Agents. . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
      12.3  Binding Effect of Decisions . . . . . . . . . . . . . . . . . 20
      12.4  Indemnity of Committee. . . . . . . . . . . . . . . . . . . . 20
      12.5  Employer Information. . . . . . . . . . . . . . . . . . . . . 20

ARTICLE 13  Other Benefits and Agreements . . . . . . . . . . . . . . . . 21
      13.1  Coordination with Other Benefits. . . . . . . . . . . . . . . 21


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ARTICLE 14  Claims Procedures . . . . . . . . . . . . . . . . . . . . . . 21
      14.1  Presentation of Claim . . . . . . . . . . . . . . . . . . . . 21
      14.2  Notification of Decision. . . . . . . . . . . . . . . . . . . 21
      14.3  Review of a Denied Claim. . . . . . . . . . . . . . . . . . . 22
      14.4  Decision on Review. . . . . . . . . . . . . . . . . . . . . . 22
      14.5  Legal Action. . . . . . . . . . . . . . . . . . . . . . . . . 22

ARTICLE 15  Trust . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
      15.1  Establishment of the Trust. . . . . . . . . . . . . . . . . . 23
      15.2  Interrelationship of the Plan and the Trust . . . . . . . . . 23
      15.3  Distributions From the Trust. . . . . . . . . . . . . . . . . 23

ARTICLE 16  Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . . 23
      16.1  Status of Plan. . . . . . . . . . . . . . . . . . . . . . . . 23
      16.2  Unsecured General Creditor. . . . . . . . . . . . . . . . . . 23
      16.3  Employer's Liability. . . . . . . . . . . . . . . . . . . . . 24
      16.4  Nonassignability. . . . . . . . . . . . . . . . . . . . . . . 24
      16.5  Not a Contract of Employment. . . . . . . . . . . . . . . . . 24
      16.6  Furnishing Information. . . . . . . . . . . . . . . . . . . . 24
      16.7  Terms . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24
      16.8  Captions. . . . . . . . . . . . . . . . . . . . . . . . . . . 25
      16.9  Governing Law . . . . . . . . . . . . . . . . . . . . . . . . 25
      16.10 Notice. . . . . . . . . . . . . . . . . . . . . . . . . . . . 25
      16.11 Successors. . . . . . . . . . . . . . . . . . . . . . . . . . 25
      16.12 Spouse's Interest . . . . . . . . . . . . . . . . . . . . . . 25
      16.13 Validity. . . . . . . . . . . . . . . . . . . . . . . . . . . 25
      16.14 Incompetent . . . . . . . . . . . . . . . . . . . . . . . . . 25
      16.15 Court Order . . . . . . . . . . . . . . . . . . . . . . . . . 26
      16.16 Distribution in the Event of Taxation . . . . . . . . . . . . 26
      16.17 Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . 26
      16.18 Legal Fees To Enforce Rights After Change in Control. . . . . 26


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